SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):          April 14, 2004

Universal Access Global Holdings Inc.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

000-28559

(Commission File Number)

36-4408076

(IRS Employer Identification Number)

233 South Wacker Drive, Suite 600, Chicago, Illinois 60606

(Address of principal executive offices)

Registrant’s telephone number, including area code:  (312) 660-5000

Item 7.    Financial Statements and Exhibits

(c) Exhibits

Exhibit 99.1  Press release of Universal Access Global Holdings Inc., dated April 14, 2004.

Item 12.  Results of Operations and Financial Condition

On April 14, 2004, Universal Access Global Holdings Inc. issued a press release announcing its financial results for the fourth quarter and the year ended December 31, 2003.  A copy of the press release is attached hereto as Exhibit 99.1 and hereby incorporated by reference.

The information in this Report, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liability of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, regardless of any general incorporation language in such filing.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  April 14, 2004

UNIVERSAL ACCESS GLOBAL HOLDINGS INC.

By:	/S/ Brian W. Coderre
Brian W. Coderre
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.
99.1	Press Release of Universal Access Global Holdings Inc., dated April 14, 2004.